Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I,  James G. Weller, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Z Yachts, Inc. on Form 10-QSB for the quarterly period ended December 31, 2007, fully complies  with the requirements of Section 13(a) or 15(d) of  the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Z Yachts, Inc.

Date:

February 19, 2008

By:

/s/ James G. Weller

James G. Weller,

Chief Executive Officer

I,  Regina F. Weller, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Z Yachts, Inc. on Form 10-QSB for the quarterly period ended December 31, 2007, fully complies  with the requirements of Section 13(a) or 15(d) of  the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Z Yachts, Inc.

Date:

February 19, 2008

By:

/s/ Regina F. Weller

Regina F. Weller

Chief Financial Officer